NVE CORPORATION
                       COMMON STOCK PURCHASE WARRANT


          NVE CORPORATION, a Minnesota corporation (the "Company"), hereby agrees that, for value received, Cypress Semiconductor Corporation (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after April 12, 2002 and before 5:00 p.m., Central Time, on April 11, 2005, Two Million (2,000,000) shares of the common stock of the Company, $0.01 par value (the "Common Stock"), at a price per share of $3.00.

          1. Exercise of Warrant. The purchase rights exercisable under this Warrant shall be exercised by the Holder surrendering this Warrant with the Exercise Form attached hereto duly executed by such Holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, of the purchase price payable in respect of the Common Stock being purchased. The minimum number of shares that can be purchased upon any exercise of this warrant shall be 100,000. If less than all of the Common Stock is purchased, the Company will, upon such exercise, execute and deliver to the Holder hereof a new Warrant (dated the date hereof) evidencing the number of shares of the Common Stock not so purchased. As soon as practicable after the exercise of this Warrant and payment of the purchase price, the Company will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder may direct, a certificate or certificates representing the shares purchased upon such exercise. The Company may require that such certificate or certificates contain on the face thereof a legend substantially as follows:

          "The transfer of the shares represented by this certificate is restricted pursuant to the terms of a Common Stock Purchase Warrant dated April 12, 2002, issued by NVE Corporation a copy of which is available for inspection at the offices of NVE Corporation. Transfer may not be made except in accordance with the terms of the Common Stock Purchase Warrant. In addition, no sale, offer to sell or transfer of the shares represented by this certificate shall be made unless a Registration Statement under the Securities Act of 1933, as amended, and applicable state laws with respect to such shares is then in effect or exemptions from the registration requirements of such Act and applicable state laws are available."

          2. Adjustment of Purchase Price. In the event the Company shall at any time hereafter subdivide or combine its outstanding shares of Common Stock, or declare a dividend payable in Common Stock, the exercise price in effect immediately prior to the subdivision, combination or record date for such dividend payable in Common Stock shall forthwith be proportionately increased, in the case of combination, or proportionately decreased, in the case of subdivision or declaration of a dividend payable in Common Stock, and each share of Common Stock purchasable upon exercise of the Warrant shall be changed to the number determined by dividing the then current exercise price by the exercise price as adjusted after such subdivision, combination or dividend payable in Common Stock.

          No fractional shares of Common Stock are to be issued upon the exercise of the Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of Common Stock on the day of exercise as determined in good faith by the Company.

          In the event of any capital reorganization or any reclassification of the shares of Common Stock of the Company, or in the case of any consolidation with or merger of the Company into or with another corporation, or the sale of all or substantially all of its assets to another corporation effected in such a manner that the holders of common shares shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a part of such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the Holder of the Warrant shall have the right thereafter to receive, upon the exercise hereof, the kind and amount of shares of stock or other securities or property which the Holder would have been entitled to receive if, immediately prior to such reorganization, reclassification, consolidation or merger, the Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of the Warrant. In any such event, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder of the Warrant, to the end that the provisions set forth herein (including provisions with respect to adjustments of the exercise price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrant.

          3. Transferability. Neither this Warrant nor the shares of Common Stock of the Company issuable upon exercise of the Warrant have been registered under the Securities Act of 1933, as amended, nor any state securities laws. Prior to making any disposition of the Warrant or of any Common Stock purchased upon exercise of the Warrant, the Holder will give written notice to the Company describing briefly the manner of any such proposed disposition. The Holder will not make any such disposition until
(i) the Company has notified the Holder that, in the opinion of its counsel, registration under the Securities Act of 1933 and applicable state laws is not required with respect to such disposition, or (ii) appropriate registrations covering the proposed distribution have been filed by the Company and have become effective. The Company agrees that, upon receipt of written notice from a Holder with respect to such proposed distribution, it will use its best efforts, in consultation with such Holder's counsel, to ascertain as promptly as possible whether or not registration is required and will advise the Holder promptly with respect thereto.

          The Company shall have no obligation to recognize any transfer of this Warrant or the Common Stock purchasable upon exercise of this Warrant which is not made in compliance with this provision. Until the Warrant or the Common Stock purchasable hereunder is transferred on the books of the Company, the Company may treat the Holder as the absolute owner hereof for all purposes without being affected by any notice to the contrary.

          4. Reservation of Common Stock. A number of shares of Common Stock sufficient to provide for the exercise of the Warrant upon the basis herein set forth shall at all times be reserved for the exercise thereof.

          5. Miscellaneous. The Company will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, but will at all times in good faith assist, insofar as it is able, in the carrying out of all provisions hereof and in the taking of all other action which may be necessary in order to protect the rights of the Holder hereof.

          The representations, warranties and agreements herein contained shall survive the exercise of this Warrant.

          All shares of Common Stock or other securities issued upon the exercise of the Warrant shall be validly issued, fully paid and nonassessable.

          IN WITNESS WHEREOF this Warrant been duly executed by NVE Corporation effective as of this 12th day of April, 2002.

                                                  NVE CORPORATION


                                                  By: /s/Daniel Baker
                                                      ----------------

                                                  Its: President & CEO
                                                       ---------------

EXERCISE FORM
(TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)


To NVE Corporation, Inc.:

The undersigned, the holder of the within warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder _________* shares of common stock of NVE Corporation, and herewith makes payment of $________________ therefor, and requests that the certificate(s) for such shares be issued in the name of, and be delivered to_________________, whose address is _______________________


Dated:______________________   ______________________________

                               (Signature must conform in all respects to the name of holder as on the face of the warrant)


                               ______________________________
                               (Address)


                               ______________________________
                               (Address - City - State - Zip)


                     --------------------------------
*Insert here all or such portion of the number of shares called for on the face of the within warrant with respect to which the Holder desires to exercise the purchase right represented thereby, without adjustment for any other or additional stock, other securities, property or cash which may be deliverable on such exercise.
                     --------------------------------